Exhibit 99.1

AGAPE SUPERIOR LIVING SDN. BHD.

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2019 AND 2018

AND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

AGAPE SUPERIOR LIVING SDN. BHD.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Agape Superior Living Sdn. Bhd.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Agape Superior Living Sdn. Bhd. (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of operations and comprehensive income (loss), changes in shareholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2019, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Friedman LLP

We have served as the Company’s auditor since 2019

New York, New York

April 30, 2020

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AGAPE SUPERIOR LIVING SDN. BHD.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2019	2018
ASSETS
Current assets
Cash	$1,030,829	$1,544,525
Other receivables	34,672	48,507
Other receivables - related parties	233,942	115,225
Inventories	552,901	137,553
Prepaid taxes	1,181,963	188,198
Prepayments and other assets	484,880	468,850
Prepayment - related party	-	214,701
Total current assets	3,519,187	2,717,559
Other assets
Property and equipment, net	364,604	429,620
Intangible assets, net	7,592	11,027
Deferred tax assets, net	234,797	-
Total other assets	606,993	440,647
Total assets	$4,126,180	$3,158,206
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable - related party	$520,786	$-
Customer deposits	1,632,747	1,371,047
Other payables and accrued liabilities	252,902	968,547
Other payables - related parties	12,104	4,376
Total current liabilities	2,418,539	2,343,970

Other liabilities
Deferred tax liabilities	-	18,901
Total liabilities	2,418,539	2,362,871

Commitments and contingencies

Shareholders’ equity
*Ordinary shares, no par value, 9,590,598 and 1,500,000 shares issued and outstanding as of December 31, 2019 and 2018, respectively	2,372,008	394,737
Retained earnings (accumulated deficit)	(740,004)	319,490
Accumulated other comprehensive income	75,637	81,108
Total shareholders’ equity	1,707,641	795,335
Total liabilities and shareholders’ equity	$4,126,180	$3,158,206

*Pursuant to the New Companies Act 2016 effective from January 31, 2017, the concept of authorized share capital and par value has been abolished, the Company is no longer required to state authorized share capital and par value.

The accompanying notes are an integral part of these consolidated financial statements.

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AGAPE SUPERIOR LIVING SDN. BHD.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	For the Years Ended
	December 31,
	2019	2018
Net revenues	$4,139,359	$14,393,762
Cost of revenues	857,250	2,391,597
Gross profit	3,282,109	12,002,165

Operating expenses
Selling expenses	1,759,136	1,339,754
Commission expenses	1,611,172	7,045,419
General and administrative expenses	1,307,715	1,083,717
Total operating expenses	4,678,023	9,468,890
Income (loss) from operations	(1,395,914)	2,533,275

Other income
Interest income	4,021	8,904
Other income, net	20,175	37,280
Total other income, net	24,196	46,184

Income (loss) before income taxes	(1,371,718)	2,579,459

Provision for (benefits of) income taxes	(312,224)	597,548

Net income (loss)	(1,059,494)	1,981,911

Foreign currency translation adjustment	(5,471)	2,460

Comprehensive income (loss)	$(1,064,965)	$1,984,371

(Loss) earnings per share
Basic and diluted	$(0.57)	$1.32

Weighted average number of ordinary shares outstanding
Basic and diluted	1,854,656	1,500,000

The accompanying notes are an integral part of these consolidated financial statements.

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AGAPE SUPERIOR LIVING SDN. BHD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

			Retained	Accumulated
	Ordinary Shares		Earnings	Other
	Shares	Share Capital	(Accumulated Deficit)	Comprehensive Income	Total

Balance, December 31, 2017	1,500,000	$394,737	$1,630,045	$78,648	$2,103,430
Dividend distributions	-	-	(3,292,466)	-	(3,292,466)
Net income	-	-	1,981,911	-	1,981,911
Foreign currency translation adjustment	-	-	-	2,460	2,460
Balance, December 31, 2018	1,500,000	394,737	319,490	81,108	795,335
Net loss	-	-	(1,059,494)	-	(1,059,494)
Capital contributions by a shareholder	8,090,598	1,977,271	-	-	1,977,271
Foreign currency translation adjustment	-	-	-	(5,471)	(5,471)
Balance, December 31, 2019	9,590,598	$2,372,008	$(740,004)	$75,637	$1,707,641

The accompanying notes are an integral part of these consolidated financial statements.

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AGAPE SUPERIOR LIVING SDN. BHD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended
	December 31,
	2019	2018
Cash flows from operating activities
Net (loss) income	$(1,059,494)	$1,981,911
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities
Depreciation	74,702	28,715
Amortization	6,077	5,709
Deferred taxes (benefit) provision	(250,822)	16,814
Change in operating assets and liabilities
Other receivables	14,116	(49,702)
Inventories	(409,086)	988,613
Prepaid taxes	(980,082)	(652,413)
Prepayments and other assets	(11,514)	(332,774)
Prepayment - related party	214,100	(219,991)
Accounts payable - related party	514,524	(525,666)
Customer deposits	245,909	1,052,787
Commission payables	-	(1,039,008)
Other payables and accrued liabilities	(715,974)	393,937
Net cash (used in) provided by operating activities	(2,357,544)	1,648,932

Cash flows from investing activities
Purchases of equipment	(6,502)	(455,786)
Purchase of intangible assets	(2,582)	(6,698)
Net cash used in investing activities	(9,084)	(462,484)

Cash flows from financing activities
Dividend distributions	-	(3,292,466)
(Loans to) repayments from related parties	(116,227)	652,919
Loans from related parties	1,961,091	807
Net cash provided by (used in) financing activities	1,844,864	(2,638,740)

Effect of exchange rate on cash	8,068	(13,003)

Net change in cash	(513,696)	(1,465,295)

Cash, beginning of year	1,544,525	3,009,820
Cash, end of year	$1,030,829	$1,544,525

Supplemental cash flows information
Income taxes paid	$995,494	$1,047,473

Non-cash transactions of investing and financing activities
Capital contributions from a shareholder loan for additional shares issued	$1,977,271	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-7

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1 -	NATURE OF BUSINESS AND ORGANIZATION

Agape Superior Living Sdn. Bhd. (“ASL” or the “Company”) is a limited company incorporated on August 8, 2003, under the laws of Malaysia.

The Company engages in the direct selling marketing business in the Health and Wellness Industry. The principal activity of the Company is to supply high-quality health and wellness products, including supplements to assist in cell metabolism, detoxification, blood circulation, anti-aging and products designed to improve the overall health system in the body.

The accompanying consolidated financial statements reflect the activities of ASL and Agape S.E.A. Sdn. Bhd. (“SEA”), a variable interest entity (“VIE”) (See Note 3).

Business Overview

AGAPE Superior Living Sdn. Bhd. is a network marketing company specializing in healthcare products and focusing on improving people’s health and wellbeing. The Company primarily focuses its efforts on customers in Malaysia.

The Company’s scientific team and medical advisors strongly believe that this is best done through creating easy access to a nutrient rich food supply that can have a direct effect in improving the wellbeing of the individual, through providing nutrients and vitamins no longer readily available.

The herbal and vitamin supplements are packed with naturally occurring nutrients and minerals. When they are combined with a healthy balanced diet, the body is really nourished, and improvements in strength, skin color, healing ability and cell rejuvenation often begin to occur.

The Company is also helping people enjoy greater health and ‘superior living’ right now through the ATP Zeta Super Health Program. Other award winning products have been selected to compliment the products that form the ATP Zeta Program. The ATP Zeta Super Health Program consists of twelve products. None of these products are owned or produced by the Company. In the event that any of these products are no longer produced, or are otherwise unavailable, the Company may have to devote significant effort to identifying and obtaining comparable replacement products. The twelve products that comprise the ATP Zeta Super Health Program are ATP1s Survivor Select, ATP2 Energized Mineral Concentrate, ATP3 Ionized Cal-Mag, ATP4 Omega Blend, ATP5 BetaMaxx, AGN-Vege Fruit Fiber, AGP1-Iron, YFA-Young Formula, Mitogize, ORYC-Organic Youth Care Cleansing Bar, No.1 MED and Trim+.

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) pursuant to the rules and regulations of the SEC.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Principles of Consolidation

The consolidated financial statements include the financial statements of the Company and its VIE. All transactions and balances among the Company and its subsidiaries have been eliminated upon consolidation.

Use of Estimates and Assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s consolidated financial statements include allowance for doubtful accounts, allowance for inventories obsolescence, useful lives of plant and equipment, impairment of long-lived assets, and allowance for deferred tax assets and uncertain tax position. Actual results could differ from these estimates.

Fair Value Measurement

The accounting standard regarding fair value of financial instruments and related fair value measurements defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company.

The accounting standards define fair value, establish a three-level valuation hierarchy for disclosures of fair value measurement and enhance disclosure requirements for fair value measures.

The three levels are defined as follow:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

Financial instruments included in current assets and current liabilities are reported in the consolidated balance sheets at face value or cost, which approximate fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rates of interest.

Foreign Currency Translation and Transaction

The reporting currency of the Company is the U.S. dollar. The Company in Malaysia conducts its businesses in the local currency, Ringgit Malaysia (RM), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the Federal Reserve at the end of the period. The statement of income accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Translation and Transaction (Continued)

Translation adjustments included in accumulated other comprehensive income amounted to $75,637 and 81,108 as of December 31, 2019 and 2018, respectively. The balance sheet amounts, with the exception of shareholders’ equity at December 31, 2019 and 2018 were translated at 4.09 RM and 4.13 RM to $1.00, respectively. The shareholders’ equity accounts were stated at their historical rate. The average translation rates applied to statement of income accounts for the years ended December 31, 2019 and 2018 were 4.14 RM and 4.03 RM to $1.00, respectively. Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

Cash

Cash are carried at cost and represent cash on hand and deposits placed with banks or other financial institutions.

Inventories

Inventories consist of finished goods and are stated at the lower of cost or net realizable value using the first-in first-out method. When appropriate, impairment to inventories are recorded to write down the cost of inventories to their net realizable value.

Prepaid Taxes

Prepaid taxes includes prepaid income taxes and goods and service tax (“GST”) to be refundable or utilized to offset future income tax or sales and service tax (“SST”) to be incurred.

Prepayments and Other Assets

Prepayments and other assets are cash deposited or advanced to outside vendors and service providers for future inventory purchases and future services to be provided. This amount is refundable and bears no interest. For any prepayments determined by management that such advances will not be utilized, collected or refunded, the Company will recognize an allowance account to reserve such balances. Management reviews its advances to suppliers on a regular basis to determine if the allowance is adequate, and adjusts the allowance when necessary. Delinquent account balances are written-off against allowance for doubtful accounts after management has determined that the likelihood of collection is not probable. The Company’s management continues to evaluate the reasonableness of the valuation allowance policy and update it if necessary. As of December 31, 2019 and 2018, there is no allowance for the doubtful accounts.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets with no residual value. The estimated useful lives are as follows:

Useful Life

Computer and office equipment	5-7 years
Furniture & fixtures	6-7 years
Leasehold improvements	Lease Term
Vehicle	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income. Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible Assets, Net

Intangible assets, net, are stated at cost, less accumulated amortization. Amortization expense is recognized on the straight-line basis over the estimated useful lives of the assets as follows:

Classification	Useful Life

Computer software	5 years

Impairment for Long-Lived Assets

Long-lived assets, including property and equipment, and intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flows the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. If an impairment is identified, the Company would reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flows approach or, when available and appropriate, to comparable market values. As of December 31, 2019 and 2018, no impairment of long-lived assets was recognized.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Customer Deposits

Customer deposits represent amounts advanced by customers on product orders and discounted value of the unapplied coupons. Customer deposits are reduced when the related sale is recognized in accordance with the Company’s revenue recognition policy.

Revenue Recognition

The Company adopted Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers (ASC 606), on all periods presented. The Company recognizes revenue to depict the transfer of promised goods or services (that is, an asset) to customers in an amount that reflects the consideration to which the Company expects to receive in exchange for those goods or services. An asset is transferred when the customer obtains control of that asset. It also requires the Company to identify contractual performance obligations and determine whether revenue should be recognized at a point in time or over time, based on when control of goods and services transfers to a customer. The Company’s revenue streams are recognized at a point in time for the Company’s sale of health and wellness products.

The Company uses a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation.

The Company accounts for a contract with a customer when the contract is committed in writing, the rights of the parties, including payment terms, are identified, the contract has commercial substance and consideration is probable of substantially collection.

Sales of Health and wellness products

- Performance obligations satisfied at a point in time

The Company derives its revenues from sales contracts with its customers with revenues being recognized when control of the health and wellness products are transferred to its customer at the Company’s office or shipment of the goods. Such revenues are recognized at a point in time after all performance obligations are satisfied. The revenue is recorded net of estimated discounts and return allowances. Products are given 60 days for returns or exchanges from the date of purchase. Historically, there were insignificant sales returns.

The Company also sells coupons to its customers for cash at a discounted price of the value of the coupons. Customers can apply the value of the coupons for a reduction in the transaction price paid by the customer are recorded as a reduction of sales. The cash proceeds resulted from the sale of coupons are recognized as customer deposits until the coupons to be applied as a reduction of the health and wellness products transaction price upon such sales transactions occurred. The Company’s coupons have a validity period of six months. If the Company’s customers did not utilized the coupons after six months, the Company would recognize the forfeiture of the originated sales value of the coupons as net revenues. For the years ended December 31, 2019 and 2018, the Company recognized $46,304 and $0, respectively, as forfeited coupon income.

F-12

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

As of December 31, 2019, the Company had contracts for the sales of health and wellness products amounting to $1,484,614 which is expected to fulfill within 12 months from December 31, 2019.

Disaggregated information of revenues by products are as follows:

	For the years ended
	December 31, 2019	December 31, 2018

Survivor Select	$243,075	$2,520,204
Energized Mineral Concentrate	599,642	3,004,479
Ionized Cal-Mag	94,535	1,116,437
Omega Blend	723,443	1,666,296
BetaMaxx	217,025	2,490,573
Vege Fruit Fiber	167,566	751,073
Iron	-	71,790
Young Formula	394,767	1,766,914
Organic Youth Care Cleansing Bar	237,530	87,025
Mitogize	254,622	375,724
No. 1 MED	440,145	543,247
Trim+	767,009	-
Total revenues	$4,139,359	$14,393,762

Cost of Revenues

Cost of revenue includes freight-in and the purchase cost of manufactured goods for sale to customers.

Shipping and Handling

Shipping and handling charges amounted to $13,801 and $8,304 for the years ended December 31, 2019 and 2018. Shipping and handling charges are expensed as incurred and included in selling expenses.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs

Advertising costs amounted to $267,543 and $26,110 for the years ended December 31, 2019 and 2018, respectively. Advertising costs are expensed as incurred and included in selling expenses.

Commission Expenses

Commission expenses are the Company’s most significant expenses. As with all companies in the multi-level marketing industry, the Company’s sales channel is external to the Company. The Company’s “external sales force” is stratified into two levels based on priority recruitment. First, there are sales distributors. Second, all members recruited by a sales distributor, directly or indirectly, are referred to as “sales network members”. The Company pays commission to every sales distributor based on purchases made by its sales network members which includes the independent direct sales members. The Company also pays commissions to “stockists” who act as sales agents. Stockists only entitle to a straight commission and no sales network members working under them. Commission expenses amounted to $1,611,172 and $7,045,419 for the years ended December 31, 2019 and 2018, respectively.

Defined Contribution Plan

The full-time employees of the Company are entitled to the government mandated defined contribution plan. The Company is required to accrue and pay for these benefits based on certain percentages of the employees’ respective salaries, subject to certain ceilings, in accordance with the relevant government regulations, and make cash contributions to the government mandated defined contribution plan. Total expenses for the plans were $129,669 and $92,022 for the years ended December 31, 2019 and 2018, respectively.

The related contribution plans include:

-	Social Security Organization (“SOSCO”) – 1.75% based on employee’s monthly salary capped of RM 4,000;
-	Employees Provident Fund (“EPF”) – 12% or 13% based on employee’s monthly salary above or below RM 5,000;
-	Employment Insurance System (“EIS”) – 0.2% based on employee’s monthly salary capped of RM 4,000;
-	Human Resource Development Fund (“HRDF”) – 1% based on employee’s monthly salary

Operating Leases

A lease for which substantially all the benefits and risks incidental to ownership remain with the lessor is classified by the lessee as an operating lease. All leases of the Company are currently classified as operating leases. The Company records the total expenses on a straight-line basis over the lease term.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Sales and Service Tax (“SST”) and Goods and Services Tax (“GST”)

There was a change in tax regulations affecting sales tax of the Company during the reporting periods. The Goods and Services Tax (“GST”) was enforced from April 1, 2015 to June 1, 2018, where goods and services were subjected to a standard GST rate of 6%. The Malaysian tax authorities reverted to the Sales and Service Tax (“SST”) on September 1, 2018. The standard SST rates on products and services are 10% and 6%, respectively. Revenue represents the invoiced value of service or products, net of SST or GST where applicable.

Income Taxes

The Company accounts for income taxes in accordance with U.S. GAAP for income taxes. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes is accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. No penalties and interest incurred related to underpayment of income tax for the years ended December 31, 2019 and 2018. The tax returns filed in 2017 to 2019 are subject to examination by any applicable tax authorities.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) refers to revenue, expenses, gains and losses that under GAAP are recorded as an element of shareholders’ equity but are excluded from net income. Other comprehensive income (loss) consists of a foreign currency translation adjustment resulting from the Company not using the U.S. dollar as its functional currencies.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Related Parties

Parties, which can be a company or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Earnings (Loss) Per Share

The Company computes earnings (loss) per share (“EPS”) in accordance with ASC 260, “Earnings per Share”. ASC 260 requires companies to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average ordinary share outstanding for the period. Diluted EPS presents the dilutive effect on a per share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Recently Issued Accounting Pronouncements

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of such any pronouncements may be expected to cause a material impact on its financial condition or the results of its operations, as follow:

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), to increase the transparency and comparability about leases among entities. The new guidance requires lessees to recognize a lease liability and a corresponding lease asset for virtually all lease contracts. It also requires additional disclosures about leasing arrangements. ASU 2016-02 is effective for interim and annual periods beginning after December 15, 2018, and requires a modified retrospective approach to adoption. Early adoption is permitted. In September 2017, the FASB issued ASU No. 2017-13, which to clarify effective dates that public business entities and other entities were required to adopt ASC Topic 842 for annual reporting. ASU No. 2017-13 also amended that all components of a leveraged lease be recalculated from inception of the lease based on the revised after tax cash flows arising from the change in the tax law, including revised tax rates. The difference between the amounts originally recorded and the recalculated amounts must be included in income of the year in which the tax law is enacted. In November 2019, the FASB issued ASU No. 2019-10, which to update the effective date of ASU No. 2016-02 for private companies, not-for-profit organizations and certain smaller reporting companies applying for credit losses, leases, and hedging standard. The new effective date for these companies is for fiscal years beginning after December 15, 2020. ASU 2016-02 is effective for the Company for annual and interim reporting periods beginning January 1, 2021 as the Company is qualified as a smaller reporting company. The Company is expected to record the operating lease right-of-use assets and lease liabilities upon adoption.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In February 2018, the FASB issued ASU 2018-02, Income Statement - Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. The amendments in this Update affect any entity that is required to apply the provisions of Topic 220, Income Statement – Reporting Comprehensive Income, and has items of other comprehensive income for which the related tax effects are presented in other comprehensive income as required by GAAP. The amendments in this Update are effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption of the amendments in this Update is permitted, including adoption in any interim period, (1) for public business entities for reporting periods for which financial statements have not yet been issued and (2) for all other entities for reporting periods for which financial statements have not yet been made available for issuance. The amendments in this Update should be applied either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Cuts and Jobs Act is recognized. The adoption of this ASU did not have a material effect on the Company’s consolidated financial statements.

In August 2018, the FASB has issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements of Fair Value Measurement. This amendment modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement, based on the concepts in the Concepts Statement, including the consideration of costs and benefits, with the primary purpose to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by US GAAP. The amendments in this update are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The adoption of this ASU on January 1, 2020 did not have a material effect on the Company’s consolidated financial statements.

In May 2019, the FASB issued ASU 2019-05, which is an update to ASU Update No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced the expected credit losses methodology for the measurement of credit losses on financial assets measured at amortized cost basis, replacing the previous incurred loss methodology. The amendments in Update 2016-13 added Topic 326, Financial Instruments—Credit Losses, and made several consequential amendments to the Codification. Update 2016-13 also modified the accounting for available-for-sale debt securities, which must be individually assessed for credit losses when fair value is less than the amortized cost basis, in accordance with Subtopic 326-30, Financial Instruments— Credit Losses—Available-for-Sale Debt Securities. The amendments in this Update address those stakeholders’ concerns by providing an option to irrevocably elect the fair value option for certain financial assets previously measured at amortized cost basis. For those entities, the targeted transition relief will increase comparability of financial statement information by providing an option to align measurement methodologies for similar financial assets. Furthermore, the targeted transition relief also may reduce the costs for some entities to comply with the amendments in Update 2016-13 while still providing financial statement users with decision-useful information. In November 2019, the FASB issued ASU No. 2019-10, which to update the effective date of ASU No. 2016-13 for private companies, not-for-profit organizations and certain smaller reporting companies applying for credit losses, leases, and hedging standard. The new effective date for these preparers is for fiscal years beginning after December 15, 2022. ASU 2019-05 is effective for the Company for annual and interim reporting periods beginning January 1, 2023 as the Company is qualified as a smaller reporting company. The Company is currently evaluating the impact ASU 2019-05 may have on its consolidated financial statements.

F-17

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In January 2020, the FASB issued ASU 2020-01 to clarify the interaction of the accounting for equity securities under ASC 321 and investments accounted for under the equity method of accounting in ASC 323 and the accounting for certain forward contracts and purchased options accounted for under ASC 815. With respect to the interactions between ASC 321 and ASC 323, the amendments clarify that an entity should consider observable transactions that require it to either apply or discontinue the equity method of accounting when applying the measurement alternative in ASC 321, immediately before applying or upon discontinuing the equity method of accounting. With respect to forward contracts or purchased options to purchase securities, the amendments clarify that when applying the guidance in ASC 815-10-15-141(a), an entity should not consider whether upon the settlement of the forward contract or exercise of the purchased option, individually or with existing investments, the underlying securities would be accounted for under the equity method in ASC 323 or the fair value option in accordance with ASC 825. The ASU is effective for interim and annual reporting periods beginning after December 15, 2020. Early adoption is permitted, including adoption in any interim period. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

3 -	VARIABLE INTEREST ENTITY (“VIE”)

SEA is a trading company incorporated on March 4, 2004, under the laws of in Malaysia. SEA provided all of the Company’s purchases. Its equity at risk was insufficient to finance its activities and 100% of its business is transacted with the Company. Therefore it was considered to be a VIE and the Company is the primary beneficiary since it has both of the following characteristics:

a.	The power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and
b.	The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Accordingly, the accounts of SEA are consolidated in the accompanying consolidated financial statements.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3 -	VARIABLE INTEREST ENTITY (“VIE”) (Continued)

The carrying amount of the VIE’s assets and liabilities were as follows:

	December 31, 2019	December 31, 2018

Current assets	$572,469	$243,766
Current liabilities	(547,627)	(216,187)
Net assets	$24,842	$27,579

	December 31, 2019	December 31, 2018

Current liabilities:
Accounts payable	$520,786	$-
Other payables and accrued liabilities	4,896	978
Other payables - related party	993	984
Customer deposits	20,912	214,199
Taxes payable	40	26
Total current liabilities	$547,627	$216,187

The summarized operating results of the VIE’s are as follows:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Operating revenues	$1,382,516	$883,216
Gross profit	$47,800	$138,508
Income from operations	$26,613	$119,849
Net income (loss)	$(2,956)	$144,042

F-19

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4-	INVENTORIES

Inventories consist of the following:

	December 31, 2019	December 31, 2018

Finished goods	$552,901	$137,553

5 -	PREPAYMENTS AND OTHER ASSETS

Prepayments and other assets consist of the following:

	December 31, 2019	December 31, 2018

Deposits to suppliers	$396,731	$429,456
Deposits to service providers	88,149	39,394
Total	$484,880	$468,850

6 -	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	December 31, 2019	December 31, 2018

Computer equipment	$91,696	$83,890
Office equipment, furniture & fixtures	143,938	142,152
Leasehold improvements	210,472	209,414
Vehicle	100,709	99,778
Subtotal	546,815	532,234
Less: accumulated depreciation and amortization	(182,211)	(105,614)
Total	$364,604	$429,620

Depreciation expense for the years ended December 31, 2019 and 2018 amounted to $74,702 and $28,715, respectively.

F-20

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7 -	INTANGIBLE ASSETS, NET

Intangible assets, net, consist of the following:

	December 31, 2019	December 31, 2018

Computer software	$139,798	$135,916
Less: accumulated depreciation and amortization	(132,206)	(124,889)
Total	$7,592	$11,027

Amortization expense for the years ended December 31, 2019 and 2018 amounted to $6,077 and $5,709, respectively.

8 -	OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consist of the following:

	December 31, 2019	December 31, 2018
Payables to non-trade vendors and service providers	$252,902	$968,547

9-	RELATED PARTY BALANCES AND TRANSACTIONS

Other receivable – related parties

Name of Related Party	Relationship	Nature	December 31, 2019	December 31, 2018

Agape Singapore	Mr. How Kok Choong, the CEO and director of the Company	Fees paid for Agape Singapore	$10,586	$10,490
How Academy Sdn. Bhd.	Mr. How Kok Choong, the director of the Company	Fees paid for How Academy	23,004	-

F-21

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9 -	RELATED PARTY BALANCES AND TRANSACTIONS (Continued)

Other Receivable – Related Parties (Continued)

Name of Related Party	Relationship	Nature	December 31, 2019	December 31, 2018

Redboy Picture Sdn Bhd	Mr. How Kok Choong, the director of the Company	Paid advance to Redboy for business operational fees	$132,141	$-
TH3 Technology Sdn Bhd	Mr. How Kok Choong, the director of the Company	Paid advance to TH3 for business expenses	68,211	-
Dato Sri How	Principal Owner, Board and CEO of the Company	Expenses paid for Dr. How	-	104,735
Total			$233,942	$115,225

Prepayment - Related Party

Name of Related Party	Relationship	Nature	December 31, 2019	December 31, 2018

Agape ATP International Holding Limited	Mr. How Kok Choong, the CEO and director of the Company	Prepayment for Purchase	$-	$214,701
Total			$-	$214,701

Accounts Payable - Related Party

Name of Related Party	Relationship	Nature	December 31, 2019	December 31, 2018

Agape ATP International Holding Limited	Mr. How Kok Choong, the CEO and director of the Company	Purchase	$520,786	$-
Total			$520,786	$-

F-22

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9 -	RELATED PARTY BALANCES AND TRANSACTIONS (Continued)

Other Payables - Related Parties

Name of Related Party	Relationship	Nature	December 31, 2019	December 31, 2018

Agape Superior Living Pty Ltd, Taiwan	Mr. How Kok Choong, the CEO and director of the Company	ATP Printing Label fees	$12,104	$4,376
Total			$12,104	$4,376

Purchases

Name of Related Party	Relationship	Nature	For the Year ended December 31, 2019	For the Year ended December 31, 2018

Agape ATP International Holding Limited	Mr. How Kok Choong, the CEO and director of the Company	Purchases	$1,268,670	$685,288
Total			$1,268,670	$685,288

10 -	TAXES

Income Tax

Agape Superior Living Sdn Bhd and Agape S.E.A. are governed by the income tax laws of the Malaysia and the income tax provision in respect to operations in the Malaysia is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Income Tax Act of the Malaysia, enterprises that incorporated in Malaysia are usually subject to a unified 24% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. The tax rate for small and medium sized companies (generally companies incorporated in Malaysia with paid-in capital of RM 2,500,000 or less and that are not part of a group containing a company exceeding this capitalization threshold) is 17% and 18% for the first RM 500,000 (or approximately $125,000) income for the years ended December 31, 2019 and 2018, respectively, with the remaining balance being taxed at the 24% rate.

F-23

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10 -	TAXES (Continued)

Tax savings amounted to $0 and $7,443 for the years ended December 31, 2019 and 2018, respectively.

Significant components of the provision (benefit) for income taxes are as follows:

	For the year ended December 31, 2019	For the year ended December 31, 2018

Current	$(61,402)	$580,734
Deferred	(250,822)	16,814
Provision (benefit) for income taxes	$(312,224)	$597,548

The following table reconciles the statutory rates to the Company’s effective tax rate:

	For the year ended December 31, 2019	For the year ended December 31, 2018

Statutory rate	24.0%	24.0%
Preferential tax rate reduction	(0.8)%	(0.3)%
Permanent difference	(0.4)%	(0.5)%
Effective tax rate	22.8%	23.2%

The following table sets forth the significant components of the aggregate deferred tax assets and liabilities of the Company within Malaysia tax jurisdiction as of:

	As of	As of
	December 31, 2019	December 31, 2018
Deferred tax assets:
Net operating loss carry forwards	$260,479	$-
Deferred tax liabilities:
Deprecation	(25,682)	(18,901)
Deferred tax assets (liabilities), net	$234,797	$(18,901)

As of December 31, 2019, the company has a net operating loss (“NOL”) of approximately $1.1 million which may reduce future taxable income. The NOL will expire in 2026.

F-24

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10 -	TAXES (Continued)

The following table contains the detail of prepaid taxes:

	December 31, 2019	December 31, 2018

Prepaid income taxes	$1,173,122	$158,002
Prepaid GST taxes	8,841	30,196
Total	$1,181,963	$188,198

Uncertain Tax Positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2019 and 2018, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incurred interest and penalties tax for the years ended December 31, 2019 and 2018.

11 -	CONCENTRATION OF RISK

(a) Major Customers

For the year ended December 31, 2019 and 2018, no major customer accounted for 10% or more of the company’s total sales.

(b) Major Vendors

For the years ended December 31, 2019 and 2018, one related party vendor accounted for approximately 99.7% and 83.5% of the Company’s total purchases, respectively.

As of December 31, 2019, one related party vendor accounted for 100% of the total balance of accounts payable.

(c) Commission Expenses to Sales Distributors and Stockists

For the year ended December 31, 2019, one sales distributor accounted for approximately 16.2% of the Company’s total commission expense. For the year ended December 31, 2018, one sales distributor accounted for approximately 14.9% of the Company’s total commission expense.

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AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11 -	CONCENTRATION OF RISK (Continued)

(d) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. As of December 31, 2019 and 2018, $858,592 and $1,249,141 were deposited with financial institutions located in Malaysia, respectively, $651,418 and $1,111,897 of these balances are over the Perbadanan Insurans Deposit Malaysia (PIDM) limit and not covered by insurance as PIDM insures each depositor per each member bank up to RM 250,000 (approximately $62,000) if the bank with which an individual/a company hold its eligible deposit fails. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

(e) Exchange rate risk

The Company cannot guarantee that the current exchange rate will remain steady; therefore, there is a possibility that the Company could post the same amount of profit for two comparable periods and because of the fluctuating exchange rate actually post higher or lower profit depending on exchange rate of RM and HK$ converted to US$ on that date. The exchange rate could fluctuate depending on changes in political and economic environments without notice.

12 -	SHAREHOLDERS’ EQUITY

Dividends

During the year ended December 31, 2018, the directors of the Company declared and paid $3,292,466 (RM 13,210,000) to the Company’s shareholders.

Capital Contributions

On December 16, 2019, Dato Sri How, the CEO and director of the Company, agreed to treat the $1,977,271 (RM 8,090,598) loans payable to him as share capital contributions to the Company. As a result, the Company reclassified the $1,977,271 loans payable to him to share capital by the issuance of 8,090,598 additional ordinary shares at RM 1.00 each in the Company to him.

F-26

AGAPE SUPERIOR LIVING SDN. BHD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13 -	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company has entered into five non-cancellable operating lease agreements for one office space, one sales and training center, two distribution centers and one employee apartment. The Company’s commitment for minimum lease payments under these operating leases as of December 31, 2019 for the next five years is as follow:

Twelve Months Ending December 31,	Minimum Lease Payment

2020	$178,035
2021	169,077
2022	165,836
2023	81,753
Thereafter	-
Total minimum payments required	$594,701

Rent expense for the years ended December 31, 2019 and 2018 was $175,755 and $125,309, respectively.

Contingencies

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the consolidated financial statements.

14 -	SUBSEQUENT EVENTS

In December 2019, a novel strain of coronavirus (COVID-19) surfaced. The spread of COVID-19 around the world in the first quarter of 2020 has caused significant volatility in Malaysia. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the Malaysia economies and, as such, the Company is unable to determine if it will have a material impact to its operations.

The Company is in negotiations with Agape ATP Corporation (“Agape”), a company incorporated in Nevada, the United States, and listed and traded on the OTC Market to be acquired for stock of Agape. The Company is anticipating to close this transaction during May 2020. The shareholders of the Company, How Kok Choong, Lim Ah Yew @ Lim Soo Yew, and Lor Keat Yoon, (collectively, the “Sellers”) and Agape (the “Purchaser”) will enter into an agreement, pursuant to which the Sellers will sell their 100% interest in the Company to Agape in exchange for the common stock of Agape and other considerations as stated in the agreement.

F-27